UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant X .
Filed by a Party other than the Registrant .

Check the appropriate box:

.	Preliminary Proxy Statement
.	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X .	Definitive Proxy Statement
.	Definitive Additional Materials
.	Soliciting Material Pursuant to §240.14a-12

SofTech, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X .	No fee required.
.	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

.	Fee paid previously with preliminary materials.
.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

SofTech, Inc.

To be held January 22, 2014

TO THE SHAREHOLDERS OF

SofTech, Inc.:

Notice is hereby given that an Annual Meeting (the "Annual Meeting" or “Meeting”) of shareholders of SofTech, Inc. ("SofTech" or the "Company") will be held at our corporate offices located at 650 Suffolk Street, Suite 415, Lowell, Massachusetts, 01854, on Wednesday, January 22, 2014 at 10:00 a.m. local time for the following purposes:

1.

To elect one (1) Class I Director to serve until the Annual Meeting of shareholders in 2016 and until his successor is elected and qualified;

2.

To ratify the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2014; and

3.

To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 22, 2013 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on November 22, 2013 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON JANUARY 22, 2014:

The Proxy Statement, the SofTech Annual Report for the fiscal year ended May 31, 2013 and the Proxy Card are available at www.softech.com/annualmeeting.

SofTech, Inc.

650 Suffolk Street, Suite 415

Lowell, MA 01854

(978) 513-2700

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 22, 2014

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished to you as a holder of outstanding shares of SofTech common stock, par value $.10 per share, in connection with the solicitation of proxies by the Board of Directors of SofTech, for use at the Annual Meeting of Shareholders to be held at our corporate offices located at 650 Suffolk Street, Suite 415, Lowell, Massachusetts, USA, 01854, on Wednesday, January 22, 2014 at 10:00 a.m. local time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended May 31, 2013 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about December 6, 2013.

Voting of Shares by Proxy

Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Corporate Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the Annual Meeting, or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to SofTech, Inc., 650 Suffolk Street, Suite 415, Lowell, MA 01854, attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Record Date

The close of business on November 22, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, we had outstanding 875,135 shares of common stock, par value $.10 per share. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from a nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Annual Meeting. On all other matters being submitted to shareholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter at the Annual Meeting is required for approval.

An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether there is a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposals to elect directors and to ratify the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2014.

The persons named as the proxies, Joseph P. Mullaney and Amy E. McGuire, were selected by the Board of Directors and are our executive officers. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy. In addition to the election of Directors, the shareholders will consider and vote upon ratifying the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2014.

All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying notice of Annual Meeting of shareholders.

Business to be Transacted

At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

•

Election of Director: To elect one Class I Director. Directors are elected by a plurality of the votes of the shares of common stock present in person or represented by properly executed proxy, and entitled to vote at the Annual Meeting.

•

Ratification of the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2014: To be approved, this proposal must receive the affirmative vote of a majority of the shares present in person or represented by properly executed proxy, and entitled to vote at the Annual Meeting.

Board of Directors’ Recommendation for Voting on the Proposals

The Board of Directors recommends a vote “FOR” the nominee for the Class I Director, and a vote “FOR” ratification of the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2014.

By order of the Board of Directors

SofTech

/s/ Joseph P. Mullaney

Joseph P. Mullaney

Chief Executive Officer

December 6, 2013

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. SOFTECH HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

TABLE OF CONTENTS

SECTION	DESCRIPTION	PAGE

1	Questions and Answers	6

2	General Information	8

3	Available Information	8

4	PROPOSAL NO. 1: Election of Director	9

5	Board of Directors	10

6	Management	14
	6.1 Directors and Executive Officers	14
	6.2 Section 16(a) Beneficial Ownership Reporting Compliance	15
	6.3 Executive and Director Compensation	15
	6.4 Security Ownership of Certain Beneficial Owners and Management	18
	6.5 Certain Relationships and Related Transactions	19

7	PROPOSAL NO. 2: Ratification of Independent Public Accountants	20

8	Other Matters	21
	8.1 Shareholder Proposals	21
	8.2 Expenses of Solicitation	21
	8.3 Incorporation by Reference	21

9	Financial Matters and Annual Report on Form 10-K	22

SECTION 1

QUESTIONS AND ANSWERS

Section 1 - Questions and Answers about the Annual Meeting

1.

Q:  What is the record date and what does it mean?

A:

The record date for the Annual Meeting is November 22, 2013. Shareholders of record as of the close of business on November 22, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

2.

Q:  How do I vote?

A:

You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee and in favor of ratification of the appointment of our independent public accountants. You have the right to revoke your proxy at any time before the Meeting by:

(1) filing with our Corporate Secretary before the taking of the vote at the Annual Meeting a written notice of revocation bearing a date later than the date of such proxy;

(2) duly executing a later dated proxy relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the Annual Meeting; or

(3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record you must obtain a proxy executed in your favor from your broker or other holder of record to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to SofTech, Inc., 650 Suffolk Street, Suite 415, Lowell, MA 01854, Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

3.

Q:  What is the difference between a record shareholder and a shareholder who holds shares in “street name”?

A

If your shares of stock are registered in your name on the books and records of our transfer agent, Registrar and Transfer Company, Cranford, NJ, you are a record shareholder. If you own shares beneficially through a broker, bank or other nominee who is the record holder, your shares are held in street name.

4.

Q:  How many shares can vote?

A:

As of the close of business on Record Date, there were 875,135 shares of Common Stock issued and outstanding. Every holder of Common Stock as of the close of business on the Record Date is entitled to one vote for each share held on the Record Date on all matters to be considered at the Annual Meeting.

5.

Q:  What is a “quorum”?

A:

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a “quorum” at the Annual Meeting.  There must be a quorum for the Annual Meeting to be held.

6.

Q:  What votes are required to pass the proposals?

A:

Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Annual Meeting. On all other matters being submitted to shareholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter at the Annual Meeting is required for approval.

7.

Q:  What may I vote on?

A:

You may vote on each of the following proposals:

1. ELECTION OF DIRECTORS

There is one nominee for election as a Class I Director this year (to serve until the annual meeting of shareholders in 2016).

Your Board unanimously recommends a vote FOR the nominee.

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Ratification will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Meeting. If the shareholders do not ratify the selection of the Company's independent public accountants, the Board of Directors may reconsider its selection.

Your Board unanimously recommends that shareholders vote FOR ratifying the appointment of McGladrey LLP as the Company's independent public accountants.

8.

Q:  Is my vote confidential?

A:

Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed and returned directly to the Company's transfer agent, Registrar and Transfer, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except to permit Registrar and Transfer to tabulate and certify the vote and except as required by law.

9.

Q:  What does it mean if I get more than one proxy card?

A:

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

You can accomplish this by contacting our transfer agent, Registrar and Transfer at (908) 497-2300.

10.

Q:  Who can attend the Annual Meeting?

A:

All shareholders that held shares of SofTech on November 22, 2013 can attend.

11.

Q:  How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Joseph P. Mullaney, President and CEO, and Amy E. McGuire, CFO, to vote on such matters at their discretion.

12.

Q:  Can a shareholder nominate someone to be a director of SofTech?

A:

Our bylaws do not provide a procedure for shareholders to nominate directors. The Board of Directors does not currently have a standing nominating committee. The Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships. In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board and Committee attendance, performance and length of service.

13.

Q:  Who is soliciting proxies?

A:

The enclosed proxy is being solicited by the Board of Directors of SofTech on behalf of SofTech. The cost of the solicitation shall be borne by SofTech. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred in the performance of that task.

14.

Q:  How much will this proxy solicitation cost?

A:

The total cost is estimated to be about $15,000, consisting primarily of legal, printing, postage, and service fees related to the use of the Notice & Access model. None of these funds will be used as compensation for solicitation.

SECTION 2

GENERAL INFORMATION

SofTech, a Massachusetts corporation formed in 1969, is a proven provider of engineering software solutions with its ProductCenter® PLM (product lifecycle management) technology and its Connector offering. Our solutions accelerate product development, introduction and profitability by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles. We deliver enterprise PLM solutions, with comprehensive out-of-the-box capabilities, to meet the needs of manufacturers of all sizes quickly and cost-effectively. Our principal offices are located at 650 Suffolk Street, Suite 415, Lowell, Massachusetts 01854, and our telephone number is (978) 513-2700.

SofTech went public 1981.  The Common Stock was traded on the Nasdaq stock market until April 6, 2001 and is currently quoted on the OTC, QB market tier under the symbol “SOFT”. The transfer agent for our Common Stock is Registrar and Transfer Company, 10 Commerce Drive, Cranford, NJ 07016, and at http://www.rtco.com/contact_investors.asp.

On August 16, 2010, we filed a Form 15 with the Securities and Exchange Commission (the “Commission” or the “SEC”) in order to deregister our Common Stock under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). As a result, we were not required to file periodic reports and other reports with the Commission. In connection with the recapitalization transaction described below, we re-registered our Common Stock under Section 12 of the Exchange Act and are subject to the reporting requirements of Section 13 of the Exchange Act, including the proxy requirements. In December 2011, in connection with the effectiveness of our registration statement (333-174818), we became subject again to the public reporting requirements under the Exchange Act.

Enclosed with this Proxy Statement are the audited financial statements for the fiscal years ended May 31, 2013 and 2012 (the “Audited Financial Statements”) that have been audited by our independent public accountants. The Audited Financial Statements are available on the Company’s website at www.softech.com/annualmeeting.

SECTION 3

AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission. These reports, proxy materials and other information concerning SofTech can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including SofTech) that file electronically with the Commission.

SECTION 4

PROPOSAL NO. 1

ELECTION OF DIRECTOR

Introduction

Joseph P. Mullaney, an existing Director, has been nominated to be elected as a Class I Director at the Annual Meeting. The nominee, if elected, will serve as a Director until the annual meeting of shareholders in 2016 or until his successor has been elected and qualified.

Nominee

Joseph P. Mullaney

Age: 56

Director since 2011

Mr. Mullaney’s term as a Class I Director expires at the Annual Meeting to which this proxy statement relates. He has served as President, Chief Executive Officer and Director since the consummation of the recapitalization transaction as described in section 6.5 hereunder.  From January 2008 through March 2011, Mr. Mullaney was a management consultant for several technology, renewable energy and telecom companies.  From January 2007 through December 2007, Mr. Mullaney served as Chief Executive Officer and Chief Financial Officer of Boston Communications Group, Inc.

The other incumbent Class I Director is Hank Nelson.  Mr. Nelson will be retiring from the Board of Directors upon the expiration of his term at the Annual Meeting. Accordingly, he is not being nominated for reelection. The Board of Directors have voted to reduce the size of the Board of Directors to three (3) directors concurrent with the Annual Meeting.

Votes Required to Elect Director; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF JOSEPH P. MULLANEY AS A CLASS I DIRECTOR.

SECTION 5

BOARD of DIRECTORS

Our Board of Directors

Concurrent with the Annual Meeting, the size of the Board of Directors (“Board”) will be set at three directors.  Under our Articles of Organization, as amended, our Board is divided into three classes with staggered three year terms.  The directors in each class serve a term of three years and until their successors are elected and qualified.

Class I Directors (term expiring at this Annual Meeting of Shareholders):

Joseph P. Mullaney, age 56, has served as President, Chief Executive Officer and Director since the consummation of the Recapitalization Transaction.  From January 2008 through March 2011, Mr. Mullaney was a management consultant for several technology, renewable energy and telecom companies.  From January 2007 through December 2007, Mr. Mullaney served as Chief Executive Officer and Chief Financial Officer of Boston Communications Group, Inc., and repositioned that troubled entity for a successful sale at double its then current market value.  From June 2001 through December 2006, Mr. Mullaney served as President and Chief Executive Officer of the Company.  During this period, Mr. Mullaney developed and implemented the turnaround strategy that ended three consecutive years of negative cash flow totaling almost $10 million and resulted in twelve straight years of positive cash flow.  Mr. Mullaney has a BS from Stonehill College and an MBA from Northeastern University.  Mr. Mullaney’s extensive entrepreneurial and executive experience, his in-depth knowledge of our Company in his executive capacity and his proven ability to raise funds and provide access to capital makes him uniquely qualified to serve as President, CEO and as a member of our Board.

Hank Nelson, age 55, was the Chairman of the Audit Committee and has served on the Compensation Committee since March 2011.  In 2008, Mr. Nelson founded Monadnock Advisors, LLC, a business advisory and investment banking firm focused on the lower to mid-sized companies in technology, health care and business services markets, and currently serves as its principal. From 2004 to 2008, Mr. Nelson was the CEO of Clearstory Systems and also served as a Board member. From 2001 through 2006, he was the CEO and a member of the Board of Directors of INSCI Corporation. He serves as a member of the Board of Advisors for three technology companies.  Mr. Nelson has a BS from Northeastern University.  Mr. Nelson’s significant leadership, management and operating experience, and significant financial, accounting and corporate governance expertise enable him to make critical contributions as a member of our Board. Mr. Nelson’s term as a director will expire at this Annual Meeting.

Class II Director (term expiring at the Annual Meeting of Shareholders expected to be held in the fourth quarter of 2014):

J. Phillip Cooper, age 69, is the Chairman of the Compensation Committee and has served on the Audit Committee since the consummation of the Recapitalization Transaction.  Mr. Cooper is the former Vice Chairman, EVP, and CFO of Charles River Associates (NASDAQ: CRAI), from which he retired in June, 2006.  Mr. Cooper has held numerous CEO positions at several technology companies, including Newstar Technologies in Toronto, Ontario; Clinical Information Advantages, Inc. in Waltham, MA; and Applied Expert Systems in Cambridge, MA.  Currently, Mr. Cooper is a member of Boston Harbor Angels, a member of the Board of Advisors of The Capital Network and serves as a Director or Advisor for three technology companies.  Mr. Cooper has a B.Com from the University of Toronto and a Ph.D. from MIT.  Mr. Cooper’s significant public company experience, leadership and management experience in the technology industry, and expertise in the fields of marketing, business development, deal structuring and negotiation, acquisition and strategic partnering, and financial engineering enable him to make critical contributions as a member of our Board.

Class III Director (term expiring at the Annual Meeting of Shareholders expected to be held in 2015):

Robert B. Anthonyson, age 67, has served as Vice President of Business Development and Director since the consummation of the Recapitalization Transaction completed in March 2011.  From 2003 through March 2011 Mr. Anthonyson was the general partner of Layne & Barton, LLC, a consulting firm providing real estate brokerage and advisory services. Previously, Mr. Anthonyson was a founder of AVID Systems, a developer of RFID-based technology that allows automated payment when entering or exiting parking garages (sold to Amtech Corp.), co-founder of Dynamics Associates (sold to Interactive Data Corp. then owned by Chase), a patent holder, and technologist. Mr. Anthonyson also served as the project manager of the award-winning $80M park and underground garage project that transformed Boston’s downtown financial district.  Mr. Anthonyson currently serves as a Director of FireStar Software. Mr. Anthonyson has a BS and MS from MIT and an MBA from Stanford University. Mr. Anthonyson’s extensive knowledge of, and experience in, the software and technology industry, experience as a founder of several companies and leadership background make him uniquely qualified to serve as VP of Business Development and as a member of our Board.

As described above, the Board currently consists of two non-employee directors (which will be reduced to one after the Meeting upon the retirement of Mr. Nelson from the Board) and two employee directors. The Class I Director has been nominated for election to the Board at this Meeting, to serve until the annual meeting of shareholders expected to be held in 2016 or until his respective successor is elected and qualified. During fiscal 2013, there were eight meetings of the Board of Directors of the Corporation. Attendance at Board meetings and Board committees was in person. All of the directors attended 100% of the meetings of the Board and Board committees on which he served. The Board usually meets in scheduled meetings in person.

The Corporation has not adopted a formal policy on directors' attendance at its annual meetings of shareholders, although all board members are invited and encouraged to attend and, historically, most have done so. All four board members attended the Annual Meeting of Shareholders held in 2012.

Structure and Operation of the Board

The following is a brief description of the functions of the Board:

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since March 2011, Joseph Mullaney has served as our President and Chief Executive Officer. We do not currently have a lead independent director. At this time, our Board believes that Mr. Mullaney’s combined role as President, Chief Executive Officer and Director enables us to benefit from Mr. Mullaney’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost. Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes that we and our shareholders are best served by our current leadership structure.

Nomination of Directors

Our bylaws do not provide a procedure for shareholders to nominate directors. The Board of Directors does not currently have a standing nominating committee. Instead, the Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. The Board of Directors does not have a formal policy regarding diversity, the Directors seek a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, to the Company and to its shareholders. Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge.  In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board and Committee attendance, performance and length of service. For information concerning the procedures to be followed by security holders in recommending candidates, see “Section 10 Other Matters – Shareholder Proposals; Deadline for Submission and Recommendations for Director.”

Audit Committee Related Function

The Board has formed an Audit Committee composed of two non-employee Directors: Messrs. Cooper and Nelson, who are “independent” as that term is defined in rules promulgated by the SEC and in accordance with the standards of the Nasdaq stock market. At this time, the Audit Committee does not have a charter. The Audit Committee is appointed by and reports to our Board of Directors. Its responsibilities include, but are not limited to, the appointment, compensation and dismissal of our independent public accountants, review of the scope and results of our independent public accountants audit activities, evaluation of the independence of our independent public accountants and review of our accounting controls and policies, financial reporting practices and internal audit control procedures and related reports.

Report of Audit Committee on Audit Related Matters

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the Company’s independent public accountants, McGladrey LLP, a formal written statement describing any relationships between the independent public accountants and the Company that might bear on their independence, consistent with the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, the Audit Committee discussed with the independent public accountants any relationships that might impact the auditors’ objectivity and independence. The Audit Committee is satisfied as to their independence.

The Audit Committee of the Company reported the following:

1.

The Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended May 31, 2013, with management and the independent public accountants. Management has the responsibility for preparation of the Company’s financial statements and the independent public accountants have the responsibility for auditing those statements;

2.

The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Accounting Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.

The Audit Committee has received the written disclosures and the letter from the independent public accountants required by applicable requirements of the PCAOB regarding the independent public accountants’ communications with the Audit Committee concerning independence and has discussed with the independent public accountants the independent public accountants’ independence; and

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2013.

Members of the Audit Committee:

J. Phillip Cooper

Hank Nelson

Compensation Committee Related Function

The current Board has formed a Compensation Committee composed of two non-employee Directors: Messrs. Cooper and Nelson, who are “independent” as that term is defined in rules promulgated by the SEC and in accordance with the standards of the Nasdaq stock market. At this time, the Compensation Committee does not have a charter.  The Compensation Committee is appointed by and reports to our Board of Directors. The Compensation Committee has the responsibility of reviewing and establishing compensation for executive officers and making policy decisions concerning salaries and incentive compensation for executive officers of SofTech.

Executive Compensation Programs. The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, and stock option plan.

Base Salary. Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other software development companies of similar size. Individual salaries were determined this year by considering respective levels of responsibility, position and industry comparables.

Bonus Plan. The President, Vice President of Business Development and Chief Financial Officer participate in incentive plans which compensate these individuals in the form of cash bonuses. Awards under these plans are based on the attainment of specific Company and individual performance measures established by the Board at the beginning of the fiscal year.

Incentive Compensation Plan. The 2011 Equity Incentive Plan (the “2011 Plan”) was approved by our shareholders at the Annual Meeting held on May 24, 2011. The 2011 Plan replaced our 1994 Stock Option Plan (the “1994 Plan”), which was restricted from issuing any new options after 2004. During fiscal year 2011 all options previously issued under the 1994 Plan were either exercised or expired. Under the 2011 Plan, 150,000 shares of our common stock are reserved for issuance. Additionally, any shares subject to any award under the 2011 Plan that expires or is terminated unexercised or is forfeited will be available for awards under the 2011 Plan.

Director Compensation.  The Board of Directors administers the 2011 Equity Incentive Plan. No option may be exercised after the expiration of ten years from its date of grant.  Each non-employee Director will receive an annual fee of $12,000 paid on a quarterly basis in arrears. In addition, in order to align their interests with those of the shareholders, each non-employee Director will be granted an option to purchase 5,000 shares of common stock upon his or her initial appointment to the Board of Directors, and will be granted annually (beginning in 2012) an option to purchase 1,000 shares of common stock so long as such Director holds such position. All such options shall have an exercise price equal to the fair market value of our common stock on the date of grant.  These options will vest monthly on a pro rata basis over three years from the date of grant. In the event a Director resigns, stock options already vested may be exercised within 90 days and all unvested stock options will be forfeited.  Directors Cooper and Nelson were each granted an option to purchase 5,000 shares on June 7, 2011.

Communication with Shareholders

We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of SofTech should send an email to investors@softech.com or write or telephone Joseph P. Mullaney at the Company’s corporate offices:

Joseph P. Mullaney

SofTech, Inc.

650 Suffolk, Suite 415

Lowell, Massachusetts 01854

Telephone: (978) 513-2700

Facsimile: (978) 851-4806

All such communication must state the number of Company securities held by the shareholder and must clearly state that the communication is intended to be shared with the Board of Directors. Mr. Mullaney will forward all such communications to the members of the Board.

Code of Ethics

SofTech has adopted a code of ethics that applies to the Principal Executive Officer, Principal Financial Officer, or those performing similar functions. A copy of the code of ethics is available on the Company’s website at www.softech.com.

SECTION 6

MANAGEMENT

6.1 Directors and Executive Officers

The following table sets forth certain information regarding our directors and executive officers as of the date of as of November 30, 2013:

Name	Age	Position
Joseph P. Mullaney	56	President, Chief Executive Officer and Director
Robert B. Anthonyson	67	Vice President of Business Development and Director
J. Phillip Cooper	69	Director
Hank Nelson	55	Director (retiring at this Annual Meeting)
Amy E. McGuire	38	Chief Financial Officer, Treasurer and Clerk

Joseph P. Mullaney has served as President, Chief Executive Officer and Director since the consummation of the Recapitalization Transaction.  From January 2008 through March 2011, Mr. Mullaney was a management consultant for several technology, renewable energy and telecom companies. From January 2007 through December 2007, Mr. Mullaney served as Chief Executive Officer and Chief Financial Officer of Boston Communications Group, Inc., and repositioned that troubled entity for a successful cash sale at double its then current market value. From June 2001 through December 2006, Mr. Mullaney served as President and Chief Executive Officer of the Company. During this period, Mr. Mullaney developed and implemented the turnaround strategy that ended three consecutive years of negative cash flow totaling almost $10 million and resulted in twelve consecutive years of positive cash flow. Mr. Mullaney has a BS from Stonehill College and an MBA from Northeastern University.  Mr. Mullaney’s extensive entrepreneurial and executive experience, his in-depth knowledge of our Company in his executive capacity, his proven ability to raise funds and provide access to capital make him uniquely qualified to serve as President, CEO and as a member of our Board. Mr. Mullaney’s term as a director expires at this Annual Meeting.

Robert B. Anthonyson has served as Vice President of Business Development and Director since the consummation of the Recapitalization Transaction. From 2003 through March 2011 Mr. Anthonyson was the general partner of Layne & Barton, LLC, a consulting firm providing real estate brokerage and advisory services. Previously, Mr. Anthonyson was a founder of AVID Systems, a developer of RFID-based technology that allows automated payment when entering or exiting parking garages (sold to Amtech Corp.), co-founder of Dynamics Associates (sold to Interactive Data Corp. then owned by Chase), a patent holder, and technologist. Mr. Anthonyson also served as the project manager of the award-winning $80M park and underground garage project that transformed Boston’s downtown financial district.  Mr. Anthonyson currently serves as a Director of FireStar Software. Mr. Anthonyson has a BS and MS from MIT and an MBA from Stanford University. Mr. Anthonyson’s extensive knowledge of, and experience in, the software and technology industry, experience as a founder of several technologies and companies and leadership background make him uniquely qualified to serve as VP of Business Development and as a member of our Board. Mr. Anthonyson’s term as a director expires at the annual meeting of shareholders expected to be held in 2015.

J. Phillip Cooper is the Chairman of the Compensation Committee and serves on the Audit Committee. Mr. Cooper is the former Vice Chairman, EVP, and CFO of Charles River Associates (NASDAQ: CRAI), from which he retired in June 2006. Mr. Cooper has held numerous CEO positions at several technology companies, including Newstar Technologies in Toronto, Ontario; Clinical Information Advantages, Inc., in Waltham, MA; and Applied Expert Systems in Cambridge, MA.  Currently, Mr. Cooper is a member of Boston Harbor Angels, a member of the Board of Advisors of The Capital Network and serves as a Director or Advisor for three technology companies. Mr. Cooper has a B.Com from the University of Toronto and a Ph.D. from MIT. Mr. Cooper’s significant public company experience, leadership and management experience in the technology industry, and expertise in the fields of marketing, business development, deal structuring and negotiation, acquisition and strategic partnering, and financial engineering enable him to make critical contributions as a member of our Board. Mr. Cooper’s term as a director expires at the annual meeting of shareholders expected to be held in the fourth quarter of 2014.

Hank Nelson is the Chairman of the Audit Committee and serves on the Compensation Committee.  In 2008, Mr. Nelson founded Monadnock Advisors, LLC, a business advisory and investment banking firm focused on the lower to mid-sized companies in technology, health care and business services markets, and currently serves as its principal. From 2004 to 2008, Mr. Nelson was the CEO of Clearstory Systems and also served as a Board member. From 2001 through 2006, he was the CEO and a member of the Board of Directors of INSCI Corporation. He serves as a member of the Board of Advisors for three technology companies.  Mr. Nelson has a BS from Northeastern University.  Mr. Nelson’s significant leadership, management and operating experience, and significant financial, accounting and corporate governance expertise enable him to make critical contributions as a member of our Board.  Mr. Nelson will be retiring from the Board of Directors upon the expiration of his term at this Annual Meeting.

Amy E. McGuire was appointed our Chief Financial Officer in January of 2007. Ms. McGuire joined us as an Accounting Manager in 2002 when we acquired Workgroup Technology Corporation (“WTC”). Ms. McGuire became our Corporate Controller in August 2004. Ms. McGuire was employed by WTC for 5 years prior to the acquisition. Ms. McGuire has a BS from Nichols College.

6.2 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires our Directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Section 16 reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of any such reports furnished to us and on written representations that there were no changes in beneficial ownership, during fiscal year ended May 31, 2013, none of the Section 16 reporting persons failed to file on a timely basis reports required by Section 16(a) of the Exchange Act with respect to its most recent fiscal year.

6.3

Executive and Director Compensation

The following table summarizes the compensation paid to our current President and Chief Executive Officer and to each of the two most highly compensated executive officers (collectively, the “Named Executive Officers”) during or with respect to each of the two fiscal years ended May 31, 2013 and 2012.

Summary Compensation Table

Name and principal position	Year	Salary	Bonus	All other compensation (1)	Total
Joseph P. Mullaney	2013	$225,000	-	$1,346	$226,346
President & CEO	2012	225,000		-	225,000
Robert B. Anthonyson	2013	175,000	-	4,500	179,500
VP of Business Development	2012	175,000	-	3,479	178,479
Amy E. McGuire	2013	100,000	-	2,515	102,515
Chief Financial Officer	2012	98,538	-	1,971	100,509

__________________________

(1)  Reflects our contributions to each of the Named Executive Officer’s accounts under our 401(k) plan and redemption of vacation time forfeited.

Narrative Compensation Disclosure

Messrs. Mullaney and Anthonyson were hired upon completion of the Recapitalization Transaction. The following compensation plans for each were recommended by the Compensation Committee and approved by the Board of Directors:

Mr. Mullaney – effective June 1, 2011, an annual salary of $225,000 with a bonus opportunity of up to 50% of the annual salary. Performance goals for payment of bonuses are to be established by mutual agreement between Compensation Committee and Mr. Mullaney. In addition, Mr. Mullaney is entitled to one year’s compensation in the event his employment is terminated without cause.

Mr. Anthonyson – effective June 1, 2011, an annual salary of $175,000 with a bonus opportunity of up to 50% of the annual salary. Performance goals for payment of bonuses are to be based half on attainment of corporate goals and half on personal goals. In addition, Mr. Anthonyson is entitled to six months compensation in the event his employment is terminated without cause.

Ms. McGuire – effective October 16, 2011, an annual salary of $100,000 with a bonus opportunity of up to 35% of annual salary, half based on corporate goals and the other half based on personal goals. In addition, Ms. McGuire is entitled to four months annual salary in the event her employment is terminated without cause.

Retirement Plan

We have a 401K retirement plan, for which all our employees are eligible, including the Named Executive Officers. We match employee contributions, which are vested immediately, up to 2% of the employee’s compensation.

Option Grants In The Last Fiscal Year

No Stock Appreciation Rights (“SARs”) or options to purchase our stock were granted to the Named Executive Officers during fiscal years 2013 or 2012.

Director Compensation

Our non-employee Director will receive annual fees of $12,000 paid on a quarterly basis in arrears. In addition, each non-employee Director will be granted an option to purchase 5,000 shares of Common Stock with respect to his or her initial appointment to the Board of Directors, and will be granted annually (beginning in 2012) an option to purchase 1,000 shares of common stock at the Company’s Annual Meeting of Shareholders so long as such Director holds such position. All such options shall have an exercise price equal to the fair market value of the common stock on the date of grant and shall vest monthly on a pro rata basis over three years from the date of grant so long as the Director continues to be a member of the Board of Directors.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth certain information concerning the compensation of our non-employee directors during the fiscal year ended May 31, 2013. No new options were granted during fiscal year 2013.

Name	Fees earned or paid in cash (1)		Option awards(2)	Total
J. Phillip Cooper	$12,000	$		$12,000
Hank Nelson	12,000			12,000

(1) Directors who are compensated as full-time employees receive no additional compensation for service on our Board of Directors. Effective March 11, 2011, each independent director who is not a full-time employee is paid an annual fee of $12,000 on a quarterly basis in arrears.

(2) Directors Cooper and Nelson were each granted an option to purchase 5,000 shares on June 7, 2011. These options have a fair market value of $2.40 per share and vest monthly on a pro rata basis over three years from the date of grant.

The Board of Directors administers the 2011 Equity Incentive Plan. No option may be exercised after the expiration of ten years from its date of grant. Each non-employee Director will receive an annual fee of $12,000 paid on a quarterly basis in arrears. In addition, in order to align their interests with those of the shareholders, each non-employee Director will be granted an option to purchase 5,000 shares of Common Stock with respect to his or her initial appointment to the Board of Directors, and will be granted annually (beginning in 2012) an option to purchase 1,000 shares of common stock at the Company’s Annual Meeting of Shareholders so long as such Director holds such position. All such options shall have an exercise price equal to the fair market value of the common stock on the date of grant and shall vest monthly on a pro rata basis over three years from the date of grant so long as the Director continues to be a member of the Board of Directors. In the event a Director resigns, stock options already vested may be exercised within 90 days and all unvested stock options will be forfeited.

SofTech, Inc. Equity Incentive Plans

2011 Equity Incentive Plan

The 2011 Equity Incentive Plan (the “2011 Plan”) was approved by our shareholders at the Annual Meeting held on May 24, 2011. The 2011 Plan replaced our 1994 Stock Option Plan (the “1994 Plan”), which was restricted from issuing any new options after 2004. During fiscal year 2011 all options previously issued under the 1994 Plan were either exercised or expired. Under the 2011 Plan, 150,000 shares of our common stock are reserved for issuance.  Additionally, any shares subject to any award under the 2011 Plan that expires or is terminated unexercised or is forfeited will be available for awards under the 2011 Plan.

All employees, officers, directors, consultants and advisors of the Company or any of its affiliates capable of contributing to the successful performance of the Company are eligible to be participants in the 2011 Plan. Based on the number of our current employees, directors and consultants, there are approximately 60 individuals who currently would be eligible to participate in the 2011 Plan, although we currently do not expect to make broad-based grants to all employees of the Company and its subsidiaries.  We may grant stock options, restricted stock, restricted stock units, stock equivalents and awards of shares of common stock that are not subject to restrictions or forfeiture under the 2011 Plan. We may not in any fiscal year grant to any participant stock options, SARs or other awards with respect to which performance goals apply covering more than 50,000 shares.

The 2011 Plan is administered by the Compensation Committee of the Board of Directors whose members are independent from Company management (the “Committee”). The Committee has the authority to adopt administrative rules and practices governing the operation of the 2011 Plan and to interpret its provisions. The Committee may, subject to applicable law, delegate to one or more of our executive officers the power to make awards to participants who are not executive officers or Directors, subject to a maximum number of shares fixed by the Committee. The Board may at any time also take any such action.

Except as may be limited by the 2011 Plan or applicable law, the Committee selects participants to receive awards and determines the terms and conditions of each award, including the number of shares of common stock subject to awards, the price, if any, a participant pays to receive or exercise an award, the time or times when awards vest or may be exercised, settled or forfeited, any performance goals, restrictions or other conditions to vesting, exercise, or settlement of awards, and the effect on awards of the disability, death, or termination of service of participants. Awards may be made to participants who are foreign nationals or employed outside the United States on terms the Committee deems appropriate.

Upon an equity restructuring or other corporate transaction that affects the common stock such that an adjustment is required in order to preserve the benefits intended to be provided by the 2011 Plan, the Committee shall equitably adjust any or all of the number and kind of shares in respect of which awards may be made under the 2011 Plan, the number and kind of shares subject to outstanding awards, the exercise price with respect to any of the foregoing, and the limit on individual grants. The Committee may act to preserve the participants’ rights in the event of a change in control of the Company as the Committee may consider equitable to participants and in the best interests of the Company, including without limitation: accelerating any time period relating to the vesting, exercise, or settlement of awards, providing for payment to participants of cash or other property with a fair market value equal to the amount that would have been received upon the vesting, exercise, or settlement of awards in connection with the change in control, adjusting the terms of awards in a manner determined by the Committee to reflect the change in control, causing awards to be assumed, or new rights substituted therefor, by another entity, or terminating awards.

We may not, without shareholder approval, amend any outstanding option or SAR to reduce the exercise price or replace it with a new award exercisable for common stock at a lower exercise price. Subject to the prohibition on repricing, the Committee may not amend, modify or terminate any outstanding award for which the respective participant’s consent would be required unless the terms of the award permit such action, the Committee determines that such action is required by law, or the Committee determines that the action would not materially and adversely affect the participant. The Board of Directors may amend, suspend or terminate the 2011 Plan, subject to any shareholder approval it deems necessary or appropriate.

We have granted options to purchase 10,000 shares of our common stock under the 2011 Plan. These options were granted to our two non-employee directors as part of our director compensation policy. For more information, see “EXECUTIVE AND DIRECTOR COMPENSATION – Director Compensation” above.

6.4 Security Ownership Of Certain Beneficial Owners And Management

The following table provides information concerning beneficial ownership of our common stock as of November 30, 2013, for (i) each person named in the “Summary Compensation Table” as a Named Executive Officer, (ii) each director individually, (iii) all directors and executive officers as a group, and (iv) each person known by us to beneficially own more than 5% of our outstanding common stock. The address for our executive officers, directors and Chandra Singh is in care of SofTech, Inc., 650 Suffolk Street, Suite 415, Lowell, MA 01854.

For purposes of the following table, beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted in the footnotes below, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of its common stock shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Joseph P. Mullaney (3)	83,635	9.6%
Robert B. Anthonyson	129,838	14.8%
J. Phillip Cooper (6)	34,028	3.9%
Hank Nelson (6)	4,028	*
Amy E. McGuire	-	-
William D. Johnston (4)	101,411	11.6%
Chandra Singh (5)	127,036	14.5%
Joseph P. Daly (7)	80,864	9.2%
All Directors and executive officers as a group (5 persons)	249,861	28.6%

* Less than one percent (1%).

(1)

Based upon information furnished by the persons listed. Except as otherwise noted, all persons have sole voting and investment power over the shares listed. A person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

(2)

There were 875,135 shares outstanding on November 30, 2013.

(3)

Mr. Mullaney pledged 80,000 shares to Prides Crossing Capital to partially secure the $2.7 million debt facilities.

(4)

Includes 101,411 shares owned by Greenleaf Capital, Inc. In connection with the Stock Purchase Agreement, Greenleaf agreed to vote all shares beneficially owned by it in accordance with the recommendations of the board of directors, and Greenleaf provided a related proxy through March 11, 2014. In addition, Greenleaf agreed to not sell or transfer ownership of the 101,411 shares until after June 2014. Mr. Johnston’s business address is c/o Greenleaf Capital, Inc., 100 West Michigan Avenue, Suite 300, Kalamazoo, MI 49007.

(5)

Includes 3,225 shares owned by spouse, as to which beneficial ownership is disclaimed.

(6)

Includes 4,028 shares issuable upon exercise of stock options held by each of Messrs. Cooper and Nelson related to their service as board members.

(7)

As reported on Schedule 13D filed with the SEC on December 3, 2012.  Includes 10,000 shares owned by EssigPR, Inc., a corporation located in Rincon, Puerto Rico owned by Mr. Daly.  Mr. Daly’s business address is 497 Circle Freeway, Cincinnati, Ohio  45246.

6.5 Certain Relationships And Related Transactions

In March 2011, we raised approximately $421,765 in cash from the issuance of 384,588 shares of common stock in a private placement to investors (the “Recapitalization Transaction”). Among the investors were: Joseph P. Mullaney, who was appointed as our President and Chief Executive Officer and elected as a member of our board of directors upon consummation of the Recapitalization Transaction; Robert B. Anthonyson, who was appointed as our Vice President of Business Development and elected as a member of our board of directors upon consummation of the Recapitalization Transaction; J. Phillip Cooper, who was elected as a member of our board of directors upon consummation of the Recapitalization Transaction; and Chandra Singh, who owned approximately 10.9% of our outstanding common stock prior to the Recapitalization Transaction and 12.8% after consummation of the transaction.

In connection with the private placement, we also entered into the Registration Rights Agreement with the Selling Shareholders, pursuant to which we agreed to file with the SEC a registration statement to cover the resale of the 384,588 shares of common stock issued in the private placement, within 90 calendar days after the closing of the private placement. We agreed to use our reasonable best efforts to have the registration statement declared effective as promptly as reasonablely possible. We also agreed to use our reasonable best efforts to keep the registration statement continuously effective until the earlier of (i) such time as all of the shares have been sold by the Selling Shareholders and (ii) the date that all the shares may be sold immediately without registration under the Securities Act and without restrictions under Rule 144 of the Securities Act. This registration document was deemed effective on December 28, 2011.

The Registration Rights Agreement also grants piggyback registration rights to the Selling Shareholders if we propose to register any of our equity securities under the Securities Act (other than on a registration statement on Form S-8 or S-4), whether for our own account or for the account of another person.

We agreed in the Registration Rights Agreement to pay for all expenses, including the reasonable legal expenses of one counsel to the Selling Shareholders (not to exceed $25,000), relating to the registration of any shares thereunder.

Transaction with Monadnock

In March 2012, the Company entered into an engagement letter agreement with Monadnock to provide business advisory and investment banking services (the “Engagement Letter”). The Engagement Letter was amended (“Amendment”) on July 1, 2012 to reflect the additional assistance Monadnock was providing the Company in identifying a new debt facility to replace the People’s debt facility. Pursuant to the terms of the Engagement Letter, SofTech paid Monadnock $175,000 in November 2013 related to their efforts in identifying and assisting in the completion of the sale of the CADRA product line to Mentor Graphics Corporation. Pursuant to the terms of the Amendment, in May 2013 SofTech paid Monadnock $54,000 related to their efforts in completion of the debt refinancing. The term of the Engagement Letter has expired.

Transaction with Act3 Technologies, LLC

On November 1, 2011 the Company entered into an agreement with Act3 Technologies, LLC (“Act3”) pursuant to which it obtained the exclusive right to develop, commercialize and monetize certain intellectual property owned by Act3 relating to internet marketing software (the “Act3 IP”). The Company obtained these rights solely in exchange for its agreement to certain sharing of the proceeds that may be derived with Act3 if the Company is successful in commercializing the Act3 IP, provided that the Company first recover any development costs it may have incurred up to specified levels. The agreement does not obligate the Company to undertake any level of effort or expenditure in this regard and the decision whether to seek to commercialize the Act3 IP is solely in the Company’s discretion. The Company also has a right of first refusal to purchase Act3 through December 31, 2050. Joseph Mullaney, Robert Anthonyson and J. Phillip Cooper, each a member of our board of directors, own approximately 10%, 10%, and 3%, respectively, of the equity interests in Act3.

Transaction with Greenleaf Capital

      In June 2013, the Company purchased 170,000 shares of common stock from Greenleaf, The Ronda E. Stryker and William D. Johnston Foundation, and The L. Lee Stryker 1974 Irrevocable Trust fbo Ronda E. Stryker, for a purchase price of $62,900 or $0.37 per share as detailed in Note G to the consolidated financial statements as of May 31, 2013. The agreement provides an option for the Company to either make an offer to purchase the remaining 101,411 shares held by Greenleaf at $0.37 per share or to provide Greenleaf with registration rights with respect to the remaining shares as set forth in the Registration Rights Agreement dated March 8, 2011. Greenleaf is under no obligation to accept the Company’s offer to purchase the remaining shares on the terms set forth above, however, if the offer is made by the Company and rejected, the Company will no longer be obligated to provide Greenleaf with registration rights with respect to the remaining shares. As part of the agreement, Greenleaf agreed not to sell or transfer the shares for a one year period.

SECTION 7

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

McGladrey LLP serves as our independent public accountants.

General Information

The Board of Directors recommends that the shareholders ratify the appointment of McGladrey LLP, as the independent registered public accounting firm for SofTech, Inc. for the year ending May 31, 2014.  McGladrey LLP provided services in connection with the audit of our financial statements for the year ended May 31, 2013, assistance with our Annual Report on Form 10-K filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting.

The Board of Directors is submitting the appointment of McGladrey LLP to our shareholders for ratification as a matter of good corporate governance. Even if the selection of McGladrey LLP is ratified, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of SofTech and its shareholders. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year, but is not bound by the shareholders’ vote.

A representative of McGladrey LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm, Audit Fees

The aggregate fees billed by McGladrey LLP for each of the last two fiscal years for professional services rendered to the Company are as follows:

	Audit Fees (1)	Audit- Related Fees	Tax Fees	All Other Fees
Fiscal year ended May 31, 2013	$80,913	$-	$-	$-
Fiscal year ended May 31, 2012	$56,213	$10,300	$5,900	$-

1.

Includes Form 10-Q reviews and Consents.

The Company's Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Board pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de minimus non-audit services may instead be approved in accordance with applicable SEC rules. The Company's Board of Directors approved approximately 100% of the services described in the table above.

Votes Required to Ratify Accountants; Board Recommendation

Ratification of McGladrey LLP’s appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting and entitled to vote. If the stockholders do not ratify the selection of the Company's independent public accountants, the Board of Directors may reconsider its selection.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFYING THE APPOINTMENT OF MCGLADREY LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

SECTION 8

OTHER MATTERS

8.1 Shareholder Proposals

Deadline for Submission of Shareholder Proposals and Recommendations for Director

Under the federal securities laws, the deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2014 Annual Meeting of Shareholders is July 11, 2014. Proposals must be submitted to the Corporate Secretary of the Company at its offices, 650 Suffolk Street, Suite 415, Lowell, Massachusetts 01854.

If a shareholder of the Company wishes to present a proposal before the 2014 Annual Meeting of Shareholders or wishes to nominate a candidate for election to the Company’s Board of Directors, such shareholder must also give written notice to the Corporate Secretary of the Company at the address noted above. The Corporate Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2014 Annual Meeting of Shareholders; provided that, in the event that less than 70 days notice or prior public disclosure of the date of the 2014 Annual Meeting of Shareholders is given or made, notice by the shareholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a shareholder gives notice of such a proposal or nomination after the applicable deadline, the shareholder will not be permitted to present the proposal or nomination to the shareholders for a vote at the meeting.

The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent of the nominee to be named in the proxy statement and to serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing shareholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing stockholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The shareholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

8.2 Expenses Of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our Directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

8.3 Incorporation By Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled “Report of the Board of Directors on Executive Compensation,” and “Report of the Board of Directors on Audit Related Matters” shall not be deemed to be so incorporated, unless specifically provided in any such filing.

SECTION 9

FINANCIAL MATTERS AND ANNUAL REPORT ON FORM 10-K

WE WILL PROVIDE EACH BENEFICIAL OWNER OF OUR SECURITIES WITH A COPY OF OUR ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR OUR MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO: AMY MCGUIRE, CFO, SOFTECH, INC., 650 SUFFOLK STREET, SUITE 415, LOWELL, MASSACHUSETTS 01854. ALTERNATIVELY, A BENEFICIAL OWNER MAY ACCESS THE COMPANY’S ANNUAL REPORT ON FORM 10-K ON THE COMPANY’S INTERNET WEBSITE AT: http://www.softech.com/annualmeeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 22, 2014:

The Proxy Statement and the SofTech Annual Report for the fiscal year ended May 31, 2013 are available at www.softech.com/annualmeeting.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE
ENVELOPE PROVIDED AS SOON AS POSSIBLE

SOFTECH, INC.
PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of SofTech, Inc., a Massachusetts corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated December 6, 2013. The undersigned hereby appoints Joseph P. Mullaney, President, and Amy E. McGuire, CFO, as attorneys and proxies with full power of substitution  to represent the undersigned at the Annual Meeting of stockholders of the Company to be held at 650 Suffolk Street, Suite 415, Lowell, Massachusetts 01854, on January 22, 2014 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- or -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

 Please detach along perforated line and mail in the envelope provided. Please mark your votes as in this example:     X .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, PLEASE CHECK THE BOX “WITHHOLD.”

PROPOSALS

1.	To elect one (1) Class I Director to serve until the annual meeting of stockholders in 2016 and until his successor is elected and qualified:
		For	Withhold
	Joseph P. Mullaney	.	.

		For	Against	Abstain
2.	To ratify the appointment of McGladrey LLP, as our independent public accountants for the fiscal year ending May 31, 2014.	.	.	.

THIS PROXY IS REVOCABLE. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS REVOKED IN COMPLIANCE WITH THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT RELATING TO THE ANNUAL MEETING. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

 [Continued on Reverse]

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation's or partnership's signature must be by a duly-authorized officer of the corporation or partner of the partnership.

Signature(s) of Shareholder(s)	Printed name(s) of Shareholder(s)	Date

(if held jointly)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO SOFTECH, INC., 650 SUFFOLK STREET, SUITE 415, LOWELL, MASSACHUSETTS 01854. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.